Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA AB Growth Portfolio

SA AB Small & Mid Cap Value Portfolio

SA BlackRock Multi-Factor 70/30 Portfolio

SA BlackRock VCP Global Multi Asset
Portfolio

SA DFA Ultra Short Bond Portfolio

SA Emerging Markets Equity Index
Portfolio

SA Federated Hermes Corporate Bond
Portfolio

SA Fidelity Institutional AM® International
Growth Portfolio

SA Fidelity Institutional AM® Real Estate
Portfolio

SA Fixed Income Index Portfolio

SA Fixed Income Intermediate Index
Portfolio

SA Franklin BW U.S. Large Cap Value
Portfolio

SA Franklin Small Company Value
Portfolio

SA Franklin Systematic U.S. Large Cap
Core Portfolio

SA Franklin Systematic U.S. Large Cap
Value Portfolio

SA Franklin Tactical Opportunities Portfolio

SA Global Index Allocation 60/40 Portfolio

SA Global Index Allocation 75/25 Portfolio

SA Global Index Allocation 90/10 Portfolio

SA Goldman Sachs Global Bond Portfolio

SA Goldman Sachs Multi-Asset Insights
Portfolio

SA Index Allocation 60/40 Portfolio

SA Index Allocation 80/20 Portfolio

SA Index Allocation 90/10 Portfolio

SA International Index Portfolio

SA Invesco Growth Opportunities Portfolio

SA Invesco Main Street Large Cap Portfolio

SA Janus Focused Growth Portfolio

SA JPMorgan Diversified Balanced
Portfolio

SA JPMorgan Emerging Markets Portfolio

SA JPMorgan Equity-Income Portfolio

SA JPMorgan Global Equities Portfolio

SA JPMorgan MFS Core Bond Portfolio

SA JPMorgan Mid-Cap Growth Portfolio

SA Large Cap Growth Index Portfolio

SA Large Cap Index Portfolio

SA Large Cap Value Index Portfolio

SA MFS Blue Chip Growth Portfolio

SA MFS Massachusetts Investors Trust
Portfolio

SA MFS Total Return Portfolio

SA Mid Cap Index Portfolio

SA Morgan Stanley International Equities
Portfolio

SA PIMCO RAE International Value
Portfolio

SA PIMCO VCP Tactical Balanced
Portfolio

SA PineBridge High-Yield Bond Portfolio

SA Putnam International Growth and

Income Portfolio

SA Schroders VCP Global Allocation

Portfolio

SA Small Cap Index Portfolio

SA T. Rowe Price Asset Allocation Growth

Portfolio

SA T. Rowe Price VCP Balanced Portfolio

SA VCP Dynamic Allocation Portfolio

SA VCP Dynamic Strategy Portfolio

SA VCP Index Allocation Portfolio

(collectively, the “Portfolios”)

Supplement dated January 23, 2023, to the Portfolios’ Prospectus, dated May 1, 2022, as supplemented and amended to date

At a Joint Special Meeting of Shareholders held on January 19, 2023, shareholders elected six trustees to the Board of Trustees of SunAmerica Series Trust, including one new trustee, and approved other matters presented to them in the Notice of Joint Special Meeting of Shareholders, dated November 4, 2022, and the associated Joint Proxy Statement.

Effective immediately, the following changes are made to the Prospectus:

The first three paragraphs in the subsection of the Prospectus entitled “Management – Information about the Investment Adviser and Manager” are deleted in their entirety and replaced with the following:

SunAmerica serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the subadvisers for the Portfolios, manages the investments for certain Portfolios, oversees the subadvisers’ management of certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $83.62 billion as of January 31, 2022. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”), which is a majority-owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization, and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

AIG, the parent of Corebridge, has announced its intention to sell all of its interest in Corebridge over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a transfer of a controlling block of outstanding voting securities of SunAmerica or Corebridge (“a Change of Control Event”), it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the assignment and automatic termination of the current investment advisory and management agreement. To ensure that SunAmerica may continue to provide advisory services to the Portfolios without interruption, at a meeting held on October 13, 2022, the Board approved a new investment advisory and management agreement with SunAmerica, in connection with the Separation Plan. The Board also agreed to call and hold a joint meeting of shareholders on January 19, 2023, for shareholders of each Portfolio to (1) approve the new investment advisory and management agreement with SunAmerica that would be effective after the first Change of Control Event, and (2) approve any future investment advisory and management agreements approved by the Board and that have terms not materially different from the then-current agreement, in the event there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the investment advisory and management agreement after the first Change of Control Event. Approval of a future investment advisory and management agreement means that shareholders may not have another opportunity to vote on a new agreement with SunAmerica even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of SunAmerica. At the January 19, 2023 meeting, shareholders of the Portfolios approved the new and future investment advisory and management agreements.

SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.

SunAmerica may terminate any subadvisory agreement with a subadviser without shareholder approval.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.